Exhibit No. 10.20.1


                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


      This  Amendment No. 1, dated as of November 25, 2001,  between  AnnTaylor

Stores  Corporation  (the  "Company") and Kim Roy (the  "Executive"),  amending the Employment  Agreement  between the Company and the  Executive,  dated as of

April 24, 2001 (the "Employment Agreement").



      For good and  valuable  consideration,  the  receipt and  sufficiency  of which are hereby  acknowledged  by the parties,  the Company and the  Executive agree as follows:



1.    All  capitalized  terms  used  and not  defined  herein  shall  have  the meanings ascribed to them in the Employment Agreement.



2.    Section  6(e)(iv) of the  Employment  Agreement is hereby amended to read in its entirety as follows:



..     (iv) The  Executive  shall  continue to be provided with the same medical and life insurance  coverage as existed  immediately  prior to the Notice of  Termination  or  Notice  of  Non-Renewal,  as the case  may be,  such coverage to  continue  throughout  the period  with  respect to which the

      Executive is entitled to receive  Severance  Payments  (or, if clause (B)

      of  Section  6(e)(ii)  applies,  for a period of two and  one-half  (2.5)

      years  following  the  Date  of  Termination);  provided,  however,  that
                                                      --------   -------
      benefits  otherwise  receivable by the Executive pursuant to this Section

      6(e)(iv)  shall be reduced to the extent  that  benefits of the same type are received by or made  available to the Executive  during the Severance

      Period  (and any  such  benefits  received  by or made  available  to the

      Executive shall be reported to the Company by the Executive).




3.    Except  as  expressly  provided  in this  Amendment  No. 1, the terms and conditions of the Agreement shall remain in full force and effect.



      IN WITNESS  WHEREOF,  the parties have executed this  Amendment as of the date first written above.




                               ANNTAYLOR STORES CORPORATION



                               By: /s/J. Patrick Spainhour
                                   -----------------------------------


                                   /s/ Kim Roy
                               ----------------------------------------
                                       Kim Roy